                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             ESCALON MEDICAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

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

[ESCALON(R) LOGO]                                                       Escalon Medical Corp.
                                                          565 East Swedesford Road, Suite 200
                                                                              Wayne, PA 19087
                                                         Tel.610-688-6830 - Fax. 610-688-3641

--------------------------------------------------------------------------------

                 NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2005

To the Shareholders of Escalon Medical Corp.:

     The annual meeting of shareholders of Escalon Medical Corp. will be held at 9:00 a.m., local time, on November 29, 2005, at the offices of Duane Morris LLP, 30 South 17th Street, 12th Floor, Philadelphia, Pennsylvania. At our annual meeting, our shareholders will act on the following matters:

     1. Election of two Class III directors, each for a term of three years and until their respective successors have been elected to serve;

     2. To consider a proposal to approve an amendment to the Escalon Medical Corp. 2004 Equity Incentive Plan (the "2004 Plan") to increase the number of shares available for award under the 2004 Plan; and

     3. Any other matters that properly come before our annual meeting.

     All shareholders of record as of the close of business on September 22, 2005 are entitled to vote at our annual meeting.

     Our 2005 Annual Report is being mailed to shareholders together with this Notice.

     It is important that your shares be voted at our annual meeting. Please complete, sign and return the enclosed proxy card in the envelope provided whether or not you expect to attend our annual meeting in person.

                                          By Order of the Board of Directors,

                                          (-s- Richard J. DePiano)
                                          Richard J. DePiano
                                          Chairman and Chief Executive Officer

October 28, 2005
Wayne, Pennsylvania

                             ESCALON MEDICAL CORP.

                                PROXY STATEMENT

     This proxy statement contains information relating to the annual meeting of shareholders of Escalon Medical Corp. to be held on November 29, 2005, at the offices of Duane Morris LLP, 30 South 17th Street, 12th Floor, Philadelphia, Pennsylvania at 9:00 a.m., local time, and at any adjournment, postponement or continuation of the annual meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about October 28, 2005. Unless the context indicates otherwise, all references in this proxy statement to "we," "us," "our" "Escalon" or the "Company" mean Escalon Medical Corp. and its subsidiaries.

                                    CONTENTS

                                                              PAGE
                                                              ----
ABOUT OUR ANNUAL MEETING....................................     1
  What is the purpose of our annual meeting?................     1
VOTING......................................................     1
  Who is entitled to vote at our meeting?...................     1
  What are the voting rights of our shareholders?...........     1
  Who can attend our annual meeting?........................     1
  What constitutes a quorum?................................     1
  How do I vote?............................................     1
  May I change my vote after I return my proxy card?........     1
  What are our Board's recommendations?.....................     2
  What vote is required to approve each matter?.............     2
  Who will pay the costs of soliciting proxies on behalf of
     our Board of Directors?................................     2
STOCK OWNERSHIP.............................................     3
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....     3
ELECTION OF DIRECTORS.......................................     4
ITEM 1 -- ELECTION OF CLASS III DIRECTORS...................     4
INTRODUCTION................................................     4
  Governance and Nominating Procedures......................     4
  Actions Taken by Our Governance and Nominating
     Committee..............................................     4
  Candidates for Election...................................     4
  Directors Continuing in Office............................     5
CORPORATE GOVERNANCE........................................     6
  Our Board of Directors and Its Committees.................     6
  Director -- Shareholder Communication.....................     7
COMPENSATION OF DIRECTORS...................................     7
EXECUTIVE OFFICERS OF THE COMPANY...........................     8
EXECUTIVE COMPENSATION......................................     9
  Summary Compensation Table................................     9
  Options Grants in Last Fiscal Year........................     9
  Options Exercised in the Last Fiscal Year and Values For
     Fiscal Year 2005.......................................    10
  Employment Agreement......................................    10

                                                              PAGE
                                                              ----
AUDIT AND NON-AUDIT FEES....................................    11
  Report of the Audit Committee.............................    11
ITEM 2 -- AMENDMENT OF THE ESCALON MEDICAL CORP. 2004.......    12
EQUITY COMPENSATION PLAN....................................    12
SHAREHOLDER PROPOSALS.......................................    18
OTHER MATTERS...............................................    19

                            ABOUT OUR ANNUAL MEETING

WHAT IS THE PURPOSE OF OUR ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class III directors, approve an amendment to the Escalon Medical Corp. 2004 Equity Incentive Plan and any other matters that properly come before our annual meeting. In addition, our management will report on our performance during fiscal 2005 and respond to appropriate questions from shareholders.

                                     VOTING

WHO IS ENTITLED TO VOTE AT OUR MEETING?

     Holders of common stock of record at the close of business on the record date, September 22, 2005, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement or continuation of our annual meeting.

WHAT ARE THE VOTING RIGHTS OF OUR SHAREHOLDERS?

     As of the record date, 5,969,727 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our annual meeting.

WHO CAN ATTEND OUR ANNUAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.

     If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

HOW DO I VOTE?

     If you or your duly authorized attorney-in-fact complete, properly sign and return the accompanying proxy card to us, it will be voted as you direct. If you are a registered shareholder and attend our annual meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at our annual meeting will need to obtain a signed proxy from the institution that holds their shares.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

     - FOR election of our nominees for Class III directors (see pages 4 through 6), and

     - FOR an amendment to the 2004 Plan to increase the number of shares available for award under the 2004 Plan (see pages 14 through 21).

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?

     Election of Class III Directors. The two persons receiving the highest number of "FOR" votes cast by the holders of our common stock for election as Class III directors will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or persons otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will not be taken into account in determining the outcome of the election. We do not permit cumulative voting in the election of directors.

     Approval of the Amendment to the 2004 Plan. The affirmative vote of a majority of the votes cast on the proposal will be required to approve the amendment to the 2004 Plan. Abstentions and broker non-votes do not constitute votes cast and therefore will not effect the outcome of the vote.

     Other Matters. The affirmative vote of a majority of the votes cast by the holders of our common stock on the proposal will be required to approve any other matter that properly comes before our annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will not effect the outcome of the vote.

     If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board, i.e., FOR the election of our nominees for Class III directors and for an amendment to the 2004 Plan to increase the number of shares available for award under the 2004 Plan.

WHO WILL PAY THE COSTS OF SOLICITING PROXIES ON BEHALF OF OUR BOARD OF
DIRECTORS?

     We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                                STOCK OWNERSHIP

     The following table shows the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table, Mark Karsch, who was appointed Chief Financial Officer in July 2005, persons or groups who beneficially own more than 5% of our outstanding common stock and all of our executive officers and directors as a group as of September 22, 2005.

                           BENEFICIAL OWNERSHIP TABLE

                                                              AMOUNT OF
                                     AMOUNT OF                BENEFICIAL
                                     BENEFICIAL               OWNERSHIP
NAME AND ADDRESS OF 5% BENEFICIAL   OWNERSHIP OF              OF SHARES         AMOUNT OF         AGGREGATE
OWNERS AND OFFICERS,                OUTSTANDING    PERCENT    UNDERLYING   AGGREGATE BENEFICIAL    PERCENT
DIRECTORS AND GROUP                  SHARES(1)     OF CLASS   OPTIONS(2)        OWNERSHIP          OF CLASS
---------------------------------   ------------   --------   ----------   --------------------   ----------
Richard J. DePiano................     31,778        0.53%     327,522           359,300             5.71%
Fidelity Management & Research Co.
  82 Devonshire St.,
  Boston, MA 02109................    585,100        9.80%          --           585,100             9.80%
Barclays Global Investors, N.A.
  45 Fremont St.,
  San Francisco, CA 94105.........    383,072        6.42%          --           383,072             6.42%
Anthony J. Coppola................         --           *       25,000            25,000                *
Jay L. Federman, MD...............     12,072           *       45,000            57,072                *
Mark Karsch.......................         --           *        7,500             7,500                *
William L. Kwan...................         --           *       50,000            50,000                *
Harry M. Rimmer...................      3,000           *       84,750            87,750             1.45%
Lisa A. Napolitano................         --           *       22,000            22,000                *
All Directors and executive
  officers as a group (7
  persons)........................     46,850           *      554,272           601,122             9.20%

---------------

 *  Less than 1%

(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part with the person's spouse, or individually by his or her spouse.

(2) This table includes options to purchase shares that will vest within 60 days of the annual meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the Securities Exchange Commission (the "SEC"). Based upon written representations received by us from our officers, directors and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors and 10% or greater shareholders during fiscal 2005, all filing requirements applicable to our officers and directors were complied with during fiscal 2005.

                             ELECTION OF DIRECTORS

                    ITEM 1 - ELECTION OF CLASS III DIRECTORS

INTRODUCTION

     The election of our directors by our shareholders is governed by the Pennsylvania Business Corporation Law and our Bylaws. The following discussion summarizes these provisions and describes the process our Governance and Nominating Committee will follow in connection with the nomination of candidates for election as directors by the holders of our common stock.

GOVERNANCE AND NOMINATING PROCEDURES

     Our Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for election to the Board of Directors at the annual meeting. Our Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the advance notice procedures in Section 2.3 of our Bylaws. These procedures are described under "Shareholder Proposals" in this proxy statement. The Governance and Nominating Committee may also consider director candidates proposed by our management. We have not utilized third-party executive search firms to identify candidates for director.

     With the exception of applicable rules of the SEC and the Nasdaq Stock Market(SM) ("Nasdaq"), our Governance and Nominating Committee does not have any specific, minimum qualifications for candidates for election to our Board of Directors, and our Governance and Nominating Committee may take into account such factors as it deems appropriate. Our Governance and Nominating Committee examines the specific attributes of candidates for election to our Board of Directors and also considers the judgment, skill, diversity, business experience, the interplay of the candidate's experience with the experience of the other members of our Board of Directors and the extent to which the candidate would contribute to the overall effectiveness of our Board of Directors.

     Our Governance and Nominating Committee will utilize the following process in identifying and evaluating candidates for election as members of our Board of
Directors:

     - Evaluation of the performance and qualifications of the members of our Board of Directors whose term of office will expire at the forthcoming annual meeting of shareholders and determination of whether they should be nominated for re-election.

     - Consideration of the suitability of the candidates for election, including incumbent directors.

     - Review of the qualifications of any candidates proposed by shareholders in accordance with our Bylaws, candidates proposed by management and candidates proposed by individual members of our Board of Directors.

     - After such review and consideration, propose to the Board of Directors a slate of candidates for election at the forthcoming annual meeting of shareholders.

ACTIONS TAKEN BY OUR GOVERNANCE AND NOMINATING COMMITTEE

     Our Governance and Nominating Committee met once this year, but our entire Board of Directors performed the functions of the Governance and Nominating Committee with respect to the nominating of candidates for election at the 2005 Annual Meeting. The Board of Directors met on August 17, 2005 for the purpose of nominating candidates for election as directors by our shareholders at our 2005 annual meeting of shareholders and approved the nomination of the persons named below.

CANDIDATES FOR ELECTION

     Our Board of Directors currently consists of six members, three of whom are considered independent for purposes of the applicable Nasdaq rules. The current independent directors are Anthony J. Coppola, Lisa A.

Napolitano Fred Choate and William L. G. Kwan. Each director is elected for a three-year term and until his successor has been duly elected. The current three-year terms of our directors expire in the years 2005, 2006 and 2007, respectively.

     Two Class III directors are to be elected at our annual meeting. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted for the election of the nominees named below. The two Class III nominees are currently directors of the Company.

     If any of the nominees becomes unavailable for any reason, the proxies intend to vote for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on our Board of Directors for any reason may be filled by a majority of our directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

     The names of the nominees for Class III directors and the Class I directors and Class II directors who will continue in office after our annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

NOMINEES FOR
CLASS III
------------               DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATION DURING PAST FIVE
NAME OF DIRECTOR            SINCE     WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
----------------           --------   -----------   ---      -------------------------------------
Richard J. DePiano.......    1996        2008*      64    Chairman and CEO of Escalon Medical Corp.
                                                          since March 1997. CEO of the Sandhurst
                                                          Company, L.P. and Managing Director of the
                                                          Sandhurst Venture Fund since 1986; Chairman
                                                          of the Board of Directors of PhotoMedex,
                                                          Inc.
Jay L. Federman, M.D. ...    1996        2008*      66    Chief of the Division of Ophthalmology at
                                                          the Medical College of Pennsylvania and
                                                          Drexel University School of Medicine and
                                                          Co-Director of the Retina Service at Wills
                                                          Eye Hospital, Chairman of the Board of
                                                          Directors, of the Company from February
                                                          1996 to March 1997

---------------

* If elected at the Annual Meeting.

DIRECTORS CONTINUING IN OFFICE

NAME OF DIRECTOR       DIRECTOR    YEAR TERM               PRINCIPAL OCCUPATION DURING PAST FIVE
CLASS II                SINCE     WILL EXPIRE   AGE           YEARS AND CERTAIN DIRECTORSHIPS
----------------       --------   -----------   ---        -------------------------------------
Lisa A. Napolitano...    2003        2007       42    Tax Manager, Global Tax Management, Inc., a
                                                      provider of compliance support services for both
                                                      federal and state taxes, since 1998
Fred G. Choate.......    2005        2007       59    Managing Member of Atlantic Capital Funding LLC
                                                      from 2003 to present, Managing Member of
                                                      Atlantic Capital Management LLC from 2004 to
                                                      present; Baltic-American Enterprise Fund, Chief
                                                      Investment Officer from 2003 to present;
                                                      Managing Member of Greater Philadelphia Venture
                                                      Capital Corp from 1992 to present. Mr. Choate
                                                      has been a director of Parke Bank since 2003.
                                                      Mr. Choate was formerly a director of Escalon
                                                      Medical from 1998 to 2003 and was appointed to
                                                      fill the vacancy on the board after Mr.
                                                      O'Donnell's resignation.

NAME OF DIRECTOR        DIRECTOR    YEAR TERM               PRINCIPAL OCCUPATION DURING PAST FIVE
CLASS I                  SINCE     WILL EXPIRE   AGE           YEARS AND CERTAIN DIRECTORSHIPS
----------------        --------   -----------   ---        -------------------------------------
William L.G. Kwan.....    1999        2006       64    Retired; Vice President of Business Development
                                                       of Alcon Laboratories, Inc. a medical products
                                                       company, from October 1996 to 1999, and Vice
                                                       President of International Surgical Instruments
                                                       from November 1989 to October 1999
Anthony J. Coppola....    2000        2006       67    Principal and operator of The Historic Town of
                                                       Smithville, Inc., a real estate and commercial
                                                       property company from 1988 to present; Retired
                                                       Division President of SKF Industries, a
                                                       manufacturing company, from 1963 to 1986

                              CORPORATE GOVERNANCE

     The SEC and Nasdaq have adopted regulations and listing requirements that relate to our corporate governance. Our Board of Directors has adopted standards and practices in order to comply with those regulations that apply to us. The Company has adopted a Code of Ethics, which can be accessed on the Company's web site at www.escalonmed.com. Our independent directors meet at regularly scheduled meetings at which only independent directors are present.

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

     Our Board of Directors met eight times in fiscal 2005. Our Board of Directors has an Executive Committee, an Audit Committee, a Governance and Nominating Committee and a Compensation Committee.

  AUDIT COMMITTEE

     Our Audit Committee consists of Anthony J. Coppola, William L.G. Kwan and Lisa A. Napolitano. The Committee met four times in 2005. Each member of the Audit Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Consistent with the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the Audit Committee has responsibility for:

     - the selection of our independent public accountants;

     - reviewing the scope and results of the audit;

     - reviewing related-party transactions; and

     - reviewing the adequacy of our accounting, financial, internal and operating controls.

     Our Audit Committee operates pursuant to a written charter, the full text of which was attached to our proxy statement for our 2004 annual meeting and is available on our website.

  GOVERNANCE AND NOMINATING COMMITTEE

     Our Governance and Nominating Committee consists of Anthony J. Coppola, Fred G. Choate, Lisa A. Napolitano and Jay L. Federman, M.D. Each member of the Governance and Nominating Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Governance and Nominating Committee has responsibility for:

     - developing and recommending to the Board corporate governance guidelines, establishing procedures to ensure effective functioning of the Board;

     - reviewing of director compensation;

     - identifying of individuals believed to be qualified to become members of our Board of Directors and to recommend to our Board of Directors nominees to stand for election as directors; and

     - identifying of members of our Board of Directors qualified to serve on the various committees of our Board of Directors.

     Our Governance and Nominating Committee operates pursuant to a written charter, the full text of which was attached to our proxy statement for our 2004 annual meeting and is available on our website.

  COMPENSATION COMMITTEE

     Our Compensation Committee consists of Anthony J. Coppola and Jay L. Federman, M.D. The Committee met one time in 2005. Each member of the Compensation Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Compensation Committee has responsibility for:

     - the annual review and determination of the compensation of our executive officers;

     - providing annual compensation recommendations to our Board of Directors for all of our officers;

     - determining the employees who participate in our equity incentive plans and the provision of recommendations to our Board of Directors as to individual stock option grants and other awards; and

     - the general oversight of our employee benefit plans.

     Our Compensation Committee operates pursuant to a written charter, the full text of which was attached to our proxy statement for our 2004 annual meeting and is available on our website.

DIRECTOR -- SHAREHOLDER COMMUNICATIONS

     Our shareholders may communicate with our Board of Directors through our Secretary. Shareholders who wish to communicate with any of our directors may do so by sending their communication in writing addressed to a particular director, or in the alternative, to "Non-management Directors" as a group, in care of our Secretary at our headquarters, 565 East Swedesford Road, Suite 200, Wayne, PA 19087. All such communications that are received by our Secretary will be promptly forwarded to the addressee or addressees set forth in the communication.

     We actively encourage our directors to attend our annual meetings of shareholders because we believe director attendance at our annual meetings provides our shareholders with an opportunity to communicate with the members of our Board of Directors. All of our directors, with the exception of Mr. Kwan, attended our annual meeting of shareholders in 2004 and, with the exception of Mr. Kwan, intend to be in attendance at the 2005 annual meeting.

                           COMPENSATION OF DIRECTORS

     None of the Company's directors were paid any directors fees by the Company during the fiscal year ended June 30, 2005. On August 17, 2005, each non-employee director was issued stock options to purchase 10,000 shares of the Company's common stock. The exercise price for each of these options was $8.06 per share. Upon appointment to the Board effective on October 27, 2005. Fred Choate was issued stock options to purchase 10,000 shares of the Company's common stock. The exercise price for each of these options was $5.59 per share. Each option expires ten years after the date of grant and is exercisable in full on the grant date. In addition, directors are reimbursed for expenses incurred in connection with attending meetings of the Board and Board Committees.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Our executive officers are as follows:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Richard J. DePiano....................  64    Chairman and Chief Executive Officer
Mark Karsch...........................  49    Chief Financial Officer
Harry M. Rimmer.......................  59    President, Drew Scientific, Secretary
                                              and Treasurer

     Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano also serves Chairman of the Board of Directors of PhotoMedex, Inc.

     Mr. Karsch was appointed Chief Financial Officer for of the Company in July 2005. From August 2003 to July 2005, Mr. Karsch served as Chief Financial Officer of Multimedia Marketing Training Solutions, a privately held full service interactive marketing agency. From September 2002 to August 2003, Mr. Karsch served as a Senior Vice President and Chief Financial Officer of Integrated Marketing Communications, LLC, a privately held custom promotional products company and full services agency. From January 2001 to March 2002, Mr. Karsch served as a Senior Vice President and Chief Financial Officer of eonDigital, Inc. a privately held electronic records management and storage company. From February 1999 to August 2000, Mr. Karsch served as a Vice President and Chief Financial Officer of 4anything.com, Inc, a privately held web portal and e-commerce company. From 1991 to 1998 Mr. Karsch served as Senior Vice President and Chief Financial Officer of a publicly-traded company. Mr. Karsch is a certified public accountant, who began his career and spent thirteen years with Arthur Andersen.

     Mr. Rimmer was appointed Vice President, Corporate Development of the Company in March 2000. In August 2000 his role was expanded to include Vice President, Finance and Secretary. In August 2001 he became Senior Vice President, Finance, Secretary and Treasurer, and in 2005 he became President of our Drew Scientific subsidiary. From 1996 until 1999 Mr. Rimmer served as the Finance Director for Irving Tissue, Inc., a manufacturing and marketing company based in Philadelphia. In 1995 Mr. Rimmer was the Finance Officer for a division of Scott Paper, and for the first eight months of 1996 Mr. Rimmer was employed by the Kimberly Clark organization in connection with the divestiture of a business unit.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid during each of the three fiscal years ended June 30, 2005 for services rendered in all capacities to our Chief Executive Officer and our other most highly compensated executive officer whose compensation exceeded $100,000 in the fiscal year ended June 30, 2005.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                      COMPENSATION AWARDS
                                                                   -------------------------
                                         ANNUAL COMPENSATION                      SECURITIES
                                      --------------------------   OTHER ANNUAL   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS     COMPENSATION    OPTIONS     COMPENSATION(1)
---------------------------           ----   --------   --------   ------------   ----------   ---------------
Richard J. DePiano..................  2005   $300,000   $200,000      $  --         25,000         $32,600
  Chairman and Chief                  2004   $261,375   $200,000      $  --         25,000         $33,148
  Executive Officer                   2003   $256,250   $169,000      $  --         50,000         $19,600
Harry M. Rimmer.....................  2005   $150,000   $ 50,000      $  --         20,000         $ 6,900
  President, Drew                     2004   $125,460   $ 75,000      $  --         20,000         $ 7,200
  Scientific                          2003   $123,000   $ 50,000      $  --         25,000         $ 3,600

---------------

(1) Includes payment by the Company of (i) in the case of Mr. DePiano, (a) an automobile allowance and (b) insurance premiums paid for life insurance; and
    (ii) in the case of Mr. Rimmer, an automobile allowance.

     As of June 30, 2005, we granted the following stock options to the persons named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS
                                            -------------------------------------------------
                                                         % OF TOTAL
                                            NUMBER OF     OPTIONS
                                            SECURITIES   GRANTED TO    EXERCISE
                                            UNDERLYING   EMPLOYEES      PRICE
                                             OPTIONS     IN FISCAL       (PER      EXPIRATION
NAME                                         GRANTED        YEAR        SHARE)        DATE
----                                        ----------   ----------   ----------   ----------
Richard J. DePiano........................    25,000       10.33%       $6.19      8/17/2014
Harry M. Rimmer...........................    20,000        8.26%       $6.19      8/17/2014

---------------

(1) These options were granted under the Company's 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreements". The options of Mr. Rimmer vest monthly over a five-year period. The options of Mr. DePiano vest monthly over a two-year period.

     The following table show information with respect to options exercised during the year ended June 30, 2005 and held on June 30, 2005 by the persons named in the Summary Compensation Table and the status of their options at June 30, 2005.

AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE

                                                                                 VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                         SHARES                  OPTIONS AT JUNE 30, 2005          AT JUNE 30, 2005
                       ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                    EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   --------   -----------   -------------   -----------   -------------
Richard J. DePiano...       --        $  -0-      289,605        19,792       $1,943,250      $132,804
Mark Karsch..........                                  --
Harry M. Rimmer......       --        $  -0-       71,333        51,667       $  478,644      $346,686

     No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not currently sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENT

     On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The initial term of the employment agreement commenced on May 12, 1998 and continued through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The current base salary provided under the agreement, as adjusted for yearly cost of living adjustments, is $300,000 per year, and the agreement provides for additional incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

     On June 23, 2005, the Company entered into a Supplemental Executive Retirement Benefit Agreement with Mr. DePiano. The agreement provides for the payment of supplemental retirement benefits to Mr. DePiano in the event of his termination of service Mr. DePiano with the Company under the following circumstances:

     - If Mr. DePiano retires at age 65 or older, the Company is obligated to pay the executive $8,000 per month for life, with payments commencing the month after retirement. If Mr. DePiano were to die within a period of three years after such retirement, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to the covered executive and his beneficiaries in the aggregate.

     - If Mr. DePiano dies before his retirement while employed by the Company, the Company would be obligated to make 36 monthly payments to his beneficiaries of $8,000 per month commencing in the month after his death.

     - If Mr. DePiano were to become permanently disabled while employed by the Company, the Company would be obligated to pay the executive $8,000 per month for life, with payments commencing the month after he suffers such disability. If Mr. DePiano were to die within three years after suffering such disability, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to the covered executive and his beneficiaries in the aggregate.

     - If Mr. DePiano's employment with the Company is terminated by the Company, prior to his attaining age 65 or if he terminates his employment with the Company for good reason, as defined in the agreement, the Company would be obligated to pay him $8,000 per month for life. If Mr. DePiano were to die within a period of three years after such termination, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

     During the fourth quarter of fiscal 2005, the Company recorded as an expense in our Consolidated Statement of Income, $1,087,000, which represents the present value of the supplemental retirement benefits awarded.

     Mr. Karsch became the Company's Chief Financial Officer in July 2005. Mr. Karsch's base salary is $150,000 and he will be entitled to receive a bonus in year one for up to 33% of his base salary. Mr. Karsch was granted stock options to purchase 60,000 shares of the Company's common stock, which will vest monthly in equal installments over four years. The exercise price of these stock options is $7.18 per share. Mr. Karsch will also be entitled to six months severance and the automatic vesting of his stock options in connection with a change of control of the Company.

                            AUDIT AND NON-AUDIT FEES

     Our Audit Committee approves the fees and other significant compensation to be paid to our independent public accountants for the purpose of preparing or issuing an audit report or related work. We provide appropriate funding, as determined by our Audit Committee, for payment of fees and other significant compensation to our independent public accountants. Our Audit Committee also preapproves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent public accountants. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     Our Audit Committee reviewed and discussed with its current independent public accountants, BDO Seidman, LLP ("BDO Seidman"), the following fees for services rendered for the 2005 fiscal year and considered the compatibility of non-audit services with BDO Seidman's independence.

     Audit Fees. BDO Seidman, our independent public accountants, billed us $104,000 in total for the fiscal year ended June 30, 2005 in connection with (i) the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2005, and (ii) the reviews of our consolidated financial statements included in our Form 10-Q quarterly reports.

     Parente Randolph, LLC, our former independent public accountants, billed us $78,772 in total for the fiscal year ended June 30, 2004 in connection with (i) the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2004, and (ii) the reviews of our consolidated financial statements included in our Form 10-Q quarterly reports for 2004.

     Audit-Related Fees. We did not pay any audit-related fees to BDO Seidman during 2005 or to Parente Randolph, LLC during 2004.

     Tax Fees. We did not pay any fees to BDO Seidman for tax services during the fiscal year ended June 30, 2005. The aggregate fees billed to Parente Randolph for tax services were $5,000 during the fiscal year ended June 30, 2004.

     All Other Fees. We did not pay any fees to BDO Seidman for all any other services during the fiscal year ended June 30, 2005. The total fees billed by Parente Randolph for all other services were $6,000 during the fiscal year ended June 30, 2004 for services relating to our Form S-3 during fiscal year 2004.

REPORT OF THE AUDIT COMMITTEE

     The following report of our Audit Committee shall not be deemed proxy solicitation material, and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933.

     The Audit Committee of our Board of Directors was established in accordance with the Exchange Act and reviews the financial reporting process, including the overview of our financial reports and other financial information we provide to governmental or regulatory bodies, the public and others who rely thereon; our systems of internal accounting and financial controls; the selection, evaluation and retention of our independent public accountants; and the annual independent audit of our financial statements.

     Each of our Audit Committee members satisfies the independence requirements of the Exchange Act and Nasdaq rules and complies with the financial literacy requirements thereof. Our Board of Directors has determined that all members of Audit Committee, Anthony J. Coppola, Lisa A. Napolitano and William L.G. Kwan, satisfy the financial expertise requirements and have the requisite experience as defined by the SEC's rules. Our Board of Directors adopted a written charter for our Audit Committee on May 9, 2000 and amended such charter on July 8, 2004 to comply with new Nasdaq rules. The full text of the Audit Committee Charter as currently in effect was included as an exhibit to our proxy statement for our 2004 Annual Meeting and is available on our website. Our Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

     Our Audit Committee has reviewed our audited consolidated financial statements and discussed those statements with management. Our Audit Committee has also discussed with BDO Seidman our independent public accountants during fiscal 2005, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

     Our Audit Committee received from BDO Seidman and reviewed the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with BDO Seidman matters relating to its independence. Our Audit Committee also considered the compatibility of the provision of non-audit services by BDO Seidman with the maintenance of BDO Seidman's independence.

     Our Audit Committee has determined that the provision of the non-audit services to us by BDO Seidman is compatible with maintaining BDO Seidman's independence.

     On the basis of these reviews and discussions, our Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and be filed with the SEC.

                                          Submitted By:
                                          Audit Committee
                                          Anthony J. Coppola
                                          William L.G. Kwan
                                          Lisa A. Napolitano

October 28, 2005

              ITEM 2 - AMENDMENT OF THE ESCALON MEDICAL CORP. 2004
                            EQUITY COMPENSATION PLAN

     At the Annual Meeting, there will be presented to the shareholders a proposal to approve and adopt an amendment to the Company's 2004 Equity Compensation Plan (the "2004 Plan") to increase the number of shares available for award under the 2004 Plan. On August 17, 2005 the Board of Directors of the Company approved the proposed amendment to the 2004 Plan subject to shareholder approval at the Annual Meeting. The amendment will not be effective unless and until shareholder approval is obtained.

     The 2004 Plan is integral to the Company's compensation strategies and programs. The purpose of the 2004 Plan is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries may be given an opportunity to acquire shares of the Company's Common Stock. The Company intends that the 2004 Plan will promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain services of highly qualified persons and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

     The 2004 Plan permits stock option grants, stock grants, restricted stock grants, restricted stock unit grants, stock appreciation rights grants ("SARs") and cash awards. Shareholder approval of the 2004 Plan permits the performance-based awards discussed below to qualify for deductibility under
Section 162(m) of the Internal Revenue Code (the "Code").

     The amendment would increase the number of shares available for issuance under the 2004 Plan from 555,000 to 755,000 shares of Common Stock. The Board of Directors believes that the Company's ability to grant options under the 2004 Plan is a valuable and necessary compensation tool that aligns the long-term financial interests of eligible director, officers, key employees and consultants with the financial interests of the Company's shareholders. As of September 22, 2005, options to purchase 1,136,264 shares of Common Stock were outstanding under the Company's 1999 Equity Incentive Plan and 2004 Plan and options to purchase 299,946 shares remained available for future grants. An increase in the number of shares available for issuance is necessary to meet the objectives described above.

     A summary of the principal features of the 2004 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2004 Plan which was filed electronically with our proxy statement for our 2004 annual meeting. Such text is not included in the printed version of this proxy statement. A copy of the 2004 Plan is available from the Company's Secretary at Escalon Medical Corp., 575 East Swedesford Road, Suite 100, Wayne, Pennsylvania 19087; telephone (610) 688-6830.

SHARES AVAILABLE FOR ISSUANCE

     The aggregate number of shares of Common stock that may be issued under the 2004 Plan will not exceed 755,000 shares (subject to the adjustment provisions discussed below). The 200,000 new shares represent approximately 3% of the current outstanding shares of common stock.

ADMINISTRATION AND ELIGIBILITY

     The 2004 Plan will be administered by a Committee of the Board (the Committee) consisting of two or more directors, each of whom will satisfy the requirements established for administrators acting under plans intended to qualify for exemption under Rule 16b-3 under the Exchange Act, for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code and with any applicable requirements established by Nasdaq. The Committee will approve the aggregate Awards and the individual Awards for Participants. The 2004 Plan provides for indemnification of Committee and Board Members with respect to the administration of the 2004 Plan.

     No Participant may receive in any calendar year Awards relating to more than 125,000 shares of the Company's Common stock.

AWARDS

  STOCK OPTIONS

  Grants of Stock Options

     The Committee is authorized to grant stock options to Participants ("Optionees"), which may be either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). NSOs and ISOs are collectively referred to as "Stock Options." The exercise price of any ISO must be equal to or greater than 100% of the fair market value of the shares on the date of the grant. In the case of ISOs granted to an Optionee who owns more than 10% of the voting power of all classes of stock of the Company, the exercise price must not be less than 110% of the fair market value of the common stock on the date of grant. The exercise price of any NSO must be equal to or greater than 85% of the fair market value of the shares on the date of the grant. The aggregate fair market value of Common stock with respect to which ISOs are first exercisable by any employee during any calendar year under all plans of the Company and its subsidiaries may not exceed $100,000. The term of a Stock Option cannot exceed ten years, and the term of an ISO granted to an Optionee who owns more than 10% of the voting power of all classes of stock of the Company cannot exceed five years.

ISOs may not be granted more than ten years after the date that the 2004 Plan was adopted by the Board. The maximum number of shares that may be subject to ISO's is 550,000 shares.

     For purposes of the 2004 Plan, fair market value shall be determined in such manner as the Committee may deem equitable, within the requirements of any applicable law or regulation. Generally, fair market value means the closing price on the last trading day preceding the day of the transaction, as reported on Nasdaq.

  Exercisability and Termination

     At the time of grant, the Committee in its sole discretion will determine when Stock Options are exercisable and when they expire. The Committee has the power to permit the exercise of unvested Stock Options, or portions thereof, for the purchase of shares of restricted stock subject to a repurchase right in favor of the Company and to accelerate previously established exercise terms, in each case upon such circumstances and subject to such terms and conditions as the Committee determines.

  Payment of Stock Option Exercise Price

     Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made in cash, or, in the discretion of the Committee, by the transfer to the Company of shares owned by the Participant (held at least six months if the Company is accounting for Stock Options using APB Opinion 25 or purchased on the open market) having a fair market value on the date of transfer equal to the option exercise price or in such other manner as may be authorized by the Committee.

  SARS

     The Committee has the authority to grant SARs to Participants and to determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised and all other terms and conditions of the SAR. A SAR is a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to the Company an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of common stock on the date of exercise of the right over (ii) the fair market value of common stock on the date of grant of the right multiplied by the number of shares for which the right is exercised. The Committee also may, in its discretion, substitute SARs that can be settled only in common stock for outstanding Stock Options at any time when the Company is subject to fair value accounting. The terms and conditions of any substitute SAR shall be substantially the same as those applicable to the Stock Option that it replaces and the term of the substitute SAR may not exceed the term of the Stock Option that it replaces.

  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     Restricted Stock consists of shares which that transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Restricted Stock Units are the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which may include substantial risk of forfeiture and restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

  PERFORMANCE GOALS

     Awards under the 2004 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Common stock; return on net assets, equity, or shareholders' equity; market share; or total return to shareholders ("Performance Criteria").

     Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may be adjusted to include or exclude special items as identified in the Company's quarterly or annual earnings releases.

AMENDMENT OF THE 2004 PLAN

     The Board or the Committee has the right and power to amend the 2004 Plan provided, however, neither the Board nor the Committee may amend the 2004 Plan in a manner that would impair or adversely affect the rights of the holder of an Award without the holder's consent. No material amendment of the Plan shall be made without shareholder approval.

TERMINATION OF THE 2004 PLAN

     The Board may terminate the 2004 Plan at any time. Termination will not in any manner impair or adversely affect any Award outstanding at the time of termination.

COMMITTEE'S RIGHT TO MODIFY AWARDS

     The Committee may grant Awards on terms and conditions different than those specified in the 2004 Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Awards more effective under such laws and regulations.

     The Committee may permit or require a Participant to have amounts or shares of Common stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the 2004 Plan credited to a deferred compensation or stock unit account established for the Participant by the Committee on the Company's books of account.

     Neither the Board nor the Committee may cancel any outstanding Stock Option for the purpose of reissuing the option to the Participant at a lower exercise price, or to reduce the option price of an outstanding option.

ACCELERATION OF VESTING OR LAPSING OF RESTRICTIONS

     The Committee will have the discretion at the time of grant of an Award or at any time, under such circumstances and upon such terms and conditions as shall be established by the Committee, to authorize the acceleration of the vesting or exercisability of an Award, or that all or part of the restrictions to which an Award is subject shall lapse, or that an Award shall be paid out or delivered on an accelerated basis.

ADJUSTMENTS

     If there is any change in the Common stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares available for Awards, the maximum number of shares that may be subject to an Award in any calendar year and the number of shares subject to outstanding Awards, and the price of each of the foregoing, as applicable, will be equitably adjusted by the Committee in its discretion.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing a Stock Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that a Stock Option holder shall have the right to exercise the Stock Option as to all of the shares of Common stock covered by the Stock Option, including shares as to which the Stock Option would not otherwise be exercisable, or (iii) declaring that a Stock Option shall terminate at a date fixed by the Committee provided that the Stock Option holder is given notice and opportunity to exercise the then exercisable portion of the Stock Option prior to such date.

SUBSTITUTION AND ASSUMPTION OF AWARDS

     Without affecting the number of shares reserved or available under the 2004 Plan, either the Board or the Committee may authorize the issuance of Awards in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become employees of the Company or any subsidiary as the result of any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it deems appropriate.

REUSAGE

     If a Stock Option granted under the 2004 Plan expires or is terminated, surrendered or canceled without having been fully exercised or if Restricted Stock, Restricted Stock Units or SARs granted under the 2004 Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Awards will again be available for use under the 2004 Plan. Shares covered by an Award granted under the 2004 Plan would not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares of Common stock covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the SAR. Shares covered by an Award granted under the 2004 Plan that is settled in cash will not be counted as used.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences as they relate to Awards are as follows:

  ISOS

     An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an Optionee dies.

     The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     If an Optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Optionee recognizes as a result of the disposition.

  NSOS

     An Optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of such a Stock Option, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Optionee recognizes upon the exercise of the Stock Option.

  RESTRICTED STOCK

     A Participant who receives an award of Restricted Stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

     A Participant may elect in writing under Section 83(b) of the Code to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the award. Any such election must be made by the Participant within 30 days after the award date.

     The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

  RESTRICTED STOCK UNITS

     A Participant who receives an Award of a Restricted Stock Unit will generally recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the shares. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income that the Participant has recognized.

  OTHER AWARDS

     In the case of an exercise of a SAR or an Award of Restricted Stock Units or Common stock or cash, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

MILLION DOLLAR DEDUCTION LIMIT

     The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company's proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards in the form of Stock Options, SARs, performance-based Restricted Stock and Restricted Stock Units constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

MISCELLANEOUS

     The following benefits table sets forth the total number of Common Stock for which stock options have been awarded to the persons and groups listed below under the 2004 Plan as of October 28, 2005 and all Awards are discretionary. On October 26, 2005, the closing price of the Common stock was $5.62.

                        AWARDS MADE UNDER THE 2004 PLAN

NAME                                                           NUMBER OF OPTIONS
----                                                           -----------------
Richard J. DePiano..........................................         40,000
Mark Karsch.................................................         70,000
Harry M. Rimmer.............................................         20,000
Jay L. Federman, MD.........................................         10,000
William L. Kwan.............................................         10,000
Fred G. Choate..............................................         10,000
Lisa A. Napolitano..........................................         10,000
All Directors and executive officers as a group (7
  persons)..................................................        170,000

APPROVAL BY SHAREHOLDERS

     In order to be approved, the 2004 Plan must be approved by the holders of shares representing a majority of votes cast on the proposal at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2004 PLAN.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2006 annual meeting of shareholders must deliver such proposal in writing to our Secretary at our principal executive offices at 565 East Swedesford Road, Suite 200, Wayne, PA 19087 no later than June 30, 2006.

     Pursuant to Section 2.3 of our Bylaws, if a shareholder wishes to present at our 2006 annual meeting of shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Governance and Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Governance and Nominating Committee in care of our Secretary, for nomination proposals only, or to the attention of our Secretary for all other matters, at our principal executive offices at 565 East Swedesford Road, Suite 200, Wayne, PA 19087 during the period commencing on June 30, 2006 and ending on July 30, 2006.

     A written proposal of nomination for a director must set forth:

     - the name and address of the shareholder who intends to make the nomination (the "Nominating Shareholder");

     - the name, age, business address and, if known, residence address of each person so proposed;

     - the principal occupation or employment of each person so proposed for the past five years;

     - the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

     - a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director;

     - the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

     - such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

     Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Governance and Nominating Committee to be nominated for election as a member of our Board of Directors at our 2006 annual meeting of shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2006 annual meeting of shareholders.

     A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Bylaw provisions summarized above will be eligible for presentation at our 2006 annual meeting of shareholders, and any matter not submitted to our Board of Directors in accordance with such provisions will not be considered or acted upon at our 2006 annual meeting of shareholders.

                                 OTHER MATTERS

     Our Board of Directors does not know of any matters to be presented for consideration at our annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

PROXY                                                                      PROXY

                              ESCALON MEDICAL CORP.
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 29, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Richard J. DePiano and Mark Karsch, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of shareholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane Morris LLP, 30 South 17th Street, 12th Floor, Philadelphia, Pennsylvania, on November 29, 2005 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1.      ELECTION OF CLASS III DIRECTORS     ___  FOR all nominees listed        ___ WITHHOLD AUTHORITY
                                            below (except as marked             to vote for the all nominees
                                            to contrary)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

                               Richard J. DePiano
                               Jay Federman, M.D.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES IN PROPOSAL 1.

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE ESCALON MEDICAL CORP. 2004 EQUITY INCENTIVE PLAN, (THE "2004 PLAN") WHICH WOULD INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD UNDER THE 2004 PLAN.

                FOR ___               AGAINST ___                ABSTAIN ___

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 2.

3. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

          IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" EACH NOMINEE FOR CLASS III DIRECTOR, "FOR" TO APPROVE AN AMENDMENT TO THE ESCALON MEDICAL CORP. 2004 EQUITY INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY

CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.


         Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.


                  DATE _________________________________, 2005


                  ____________________________________________
                  SIGNATURE

                  ____________________________________________
                  SIGNATURE


                  I Do ___  I Do Not ___  expect to attend the meeting.


                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.